UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2011
V. F. Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	336-424-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Compensatory Arrangements of Certain Officers.
On February 16, 2011, VF Corporation awarded to Karl Heinz Salzburger, Vice President and President — VF International, 15,000 shares of restricted stock units. The restricted stock units will vest on February 16, 2015, but are subject to forfeiture if Mr. Salzburger leaves VF voluntarily or his employment is terminated by VF prior to the vesting date. The other terms of the restricted stock units are set forth on the Form of Restricted Stock Unit Award attached hereto as Exhibit 10.1.
In addition, on February 16, 2011, VF Corporation awarded restricted stock to other executive officers. The general terms of the restricted stock are set forth on the Form of Restricted Stock Award attached hereto as Exhibit 10.2.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
The following are furnished as exhibits to this report:

10.1	Form of Restricted Stock Unit Award.

10.2	Form of Restricted Stock Award.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION (Registrant)
February 18, 2011	By:	/s/ Laura C. Meagher
Laura C. Meagher
Vice President — Deputy General Counsel

EXHIBIT INDEX

Exhibit No.		Description
(d)	Exhibits.

The following are furnished as exhibits to this report:

	10.1	Form of Restricted Stock Unit Award.

	10.2	Form of Restricted Stock Award.